SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

February 23, 2004 (February 19, 2004)

Date of Report (Date of earliest event reported)

ZIONS BANCORPORATION

(Exact name of registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation)	0-2610 (Commission File Number)	87-0227400 (IRS Employer Identification No.)

One South Main, Suite 1134, Salt Lake City, Utah (Address of principal executive offices)	84111 (Zip Code)

(801) 524-4787

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Zions Bancorporation under the Securities Act of 1933, as amended.

Item 7.	Financial Statements, Pro forma Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits.

The	following exhibit is furnished as part of this report:

Exhibit Number	Description

99.1	Presentation Slides, dated February 19, 2004.

Item 9.	Regulation FD Disclosure

On February 19, 2004 Zions Bancorporation hosted an investor conference in Salt Lake City, Utah. A copy of the slides from management’s presentations are attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

By:	/s/ Clark B. Hinckley

Name:	Clark B. Hinckley
Title:	Senior Vice President, Investor Relations

Date: February 23, 2004

Exhibit Index

Exhibit Number	Description

99.1	Presentation Slides, dated February 19, 2004.